EXHIBIT 99.3



     NEITHER THIS SECURITY NOR THE SECURITIES INTO WHICH THIS SECURITY IS EXERCISABLE HAVE BEEN REGISTERED WITH THE SECURITIES AND EXCHANGE COMMISSION OR THE SECURITIES COMMISSION OF ANY STATE IN RELIANCE UPON AN EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES
ACT"), AND, ACCORDINGLY, MAY NOT BE OFFERED OR SOLD EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT OR PURSUANT TO AN AVAILABLE EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND IN ACCORDANCE WITH APPLICABLE STATE SECURITIES LAWS AS EVIDENCED BY A LEGAL OPINION OF COUNSEL TO THE TRANSFEROR TO SUCH EFFECT, THE SUBSTANCE OF WHICH SHALL BE REASONABLY ACCEPTABLE TO THE COMPANY. THIS SECURITY AND THE SECURITIES ISSUABLE UPON EXERCISE OF THIS SECURITY MAY BE PLEDGED IN CONNECTION WITH A BONA FIDE MARGIN ACCOUNT OR OTHER LOAN SECURED BY SUCH SECURITIES.

                        PREFERRED STOCK PURCHASE WARRANT

                                                                      ____ Units

PSW  No.  _________      Representing _______ Shares of Series D Preferred Stock
                         and  Warrants  to Purchase _____ shares of Common Stock

                                 SPACEDEV, INC.

     THIS PREFERRED STOCK PURCHASE WARRANT (the "Preferred Stock Warrant") certifies that, for value received, ____________ (the "Holder"), is entitled, upon the terms and the conditions hereinafter set forth, at any time on or after the Effective Date hereof (the "Initial Exercise Date") and on or prior to the close of business on the twelve month anniversary of the Initial Exercise Date (the "Termination Date") but not thereafter, to subscribe for and purchase from SpaceDev, Inc., a Colorado corporation (the "Company") an aggregate of , ________ shares of Series D Preferred Stock, par value $0.001, and (ii) Warrants to purchase an aggregate of _____ shares of Common Stock, par value $0.0001 per share (the "Warrant Share Maximum"), of the Company (the "Common Stock"), in each case subject to adjustment pursuant to Section 3 hereof. A "Unit" as used herein shall mean a share of Series D Preferred Stock plus Warrants to purchase a number of shares of Common Stock equal to [32.52%] of the number of shares initially issuable upon conversion of such share of Series D Preferred Stock. In determining the aggregate number of Warrants that shall be issued from time to time upon exercise of this Preferred Stock Warrant, the Units shall be aggregated and the Warrants issued upon each exercise shall be rounded up or down to the nearest whole number of Warrant Shares subject to such Warrants, except in the case of exercise of this Preferred Stock Warrant for the full number of securities then subject to this Preferred Stock Warrant, Warrants in respect of the remaining balance of the Warrant Shares covered by this Preferred Stock Warrant shall be issued. In no event shall the Company be obligated to issue in the aggregate Warrants to purchase more than the Warrant Share Maximum.

     Section 1. Definitions. Capitalized terms used and not otherwise defined herein shall have the meanings set forth in that certain Securities Purchase Agreement (the "Purchase Agreement"), dated January 13, 2006, among the Company and the purchasers signatory thereto. This Preferred Stock Warrant is a Preferred Stock Warrant as that term is defined under the Purchase Agreement.
Section  2.  Exercise.

     (a) Exercise of Preferred Stock Warrant. Exercise of the purchase rights represented by this Preferred Stock Warrant may be made, in whole or in part, at any time or times on or after the Initial Exercise Date and on or before the Termination Date by delivery to the Company of a duly executed facsimile copy of the Notice of Exercise Form annexed hereto (or to such other office or agency of the Company as it may designate by notice in writing to the registered Holder at the address of such Holder appearing on the books of the Company). A closing (the "Closing") with respect to the issuance of the Series D Preferred Stock and Warrants upon exercise of this Preferred Stock Warrant shall take place within 10 Trading Days after the Company's receipt of the Notice of Exercise (the date designated shall be the "Closing Date"). Partial exercises of this Preferred Stock Warrant resulting in purchases of a portion of the total number of Units available hereunder shall have the effect of lowering the outstanding number of Units purchasable hereunder in an amount equal to the applicable number of Units purchased. The purchase of Units by the Holder pursuant to the exercise of the Company Option shall also reduce the number of Units covered by this Preferred Stock Warrant by the number of Units so purchased by the Holder. The Holder and the Company shall maintain records showing the number of Units purchased and the date of such purchases. The Company shall deliver any objection to any Notice of Exercise Form within 2 Business Days of receipt of such notice. In the event of any dispute or discrepancy, the records of the Company shall be controlling and determinative in the absence of manifest error. The Holder and any assignee, by acceptance of this Preferred Stock Warrant, acknowledge and agree that, by reason of the provisions of this paragraph, following the purchase of a portion of the Units hereunder, the number of Units available for purchase hereunder at any given time may be less than the amount stated on the face hereof. In no event may the Holder exercise this Preferred Stock Warrant in whole or in part unless the Holder is an "accredited investor" as defined in Rule 501(a) under the Securities Act.

     (b) Exercise Price. The exercise price under this Preferred Stock Warrant shall be equal to $1,000 per Unit (the "Exercise Price").

     (c)  Deliveries.

          (i) On the Closing Date, the Company shall deliver or cause to be delivered to the Holder the following:

               (1) If this Preferred Stock Warrant is exercised for less than all the Units covered thereby, the Company shall deliver a new Preferred Stock Purchase Warrant for the remaining Units;

               (2) Written confirmation of the issuance of the number of shares of Series D Preferred Stock being purchased at the Closing;

               (3) the Warrants purchased at the Closing issued in the name of the Holder;

               (4) a certificate evidencing the incorporation (or other organization) and good standing of the Company and each of its Subsidiaries in such entity's state of incorporation or organization as of a date within ten (10) days of the Closing Date;

               (5) a certified copy of the Corporation's Certificate of Incorporation as amended, including the Certificate of Designation with respect to the Series D Preferred Stock purchased at the Closing, as certified by the Secretary of State of the State of Colorado as of a date within ten days of the Closing Date; and

               (6) a certificate of the Chief Executive Office and Chief Financial Officer of the Company to the effect that all of the representations and warranties of the Company set forth in the Purchase Agreement are true and correct as of the Closing Date (except as disclosed in updated Disclosure Schedules attached to such certificate which disclosure schedules shall be reasonably acceptable to the Holder) and the Company has performed all of its obligations under the Transaction Documents required to be performed prior to the Closing Date.

          (ii) At the Closing, the Holder shall deliver or cause to be delivered to the Company the following:

               (1) The Holder's Exercise Price for the Units being purchased by wire transfer to the account specified in writing by the Company; and

               (2)  the  original  Preferred  Stock  Warrant.

     (d)  Closing  Conditions.

     The obligations of the Holder hereunder to purchase the Units in connection with the Closing are subject to the following conditions being met:

               (1) the accuracy in all respects on the Closing Date of the representations and warranties of the Company contained in the Purchase Agreement as supplemented by the Updated Disclosure Schedules attached to the certificate delivered pursuant to Section 2(c)(6) above which shall be reasonably satisfactory to the Holder;

               (2) all obligations, covenants and agreements of the Company under the Transaction Documents required to be performed at or prior to the Closing Date shall have been performed;

               (3) the delivery by the Company of the items set forth in Section 2.2(c)(i);

               (4) there shall have been no Material Adverse Effect with respect to the Company since the Closing Date under the Purchase Agreement; and

               (5) from the date the Notice of Exercise Form was delivered to the Company to the Closing Date, trading in the Common Stock shall not have been suspended by the Commission, and, trading in securities generally as reported by Bloomberg Financial Markets shall not have been suspended or limited, or minimum prices shall not have been established on securities whose trades are reported by such service, or on any Trading Market, nor shall a banking moratorium have been declared either by the United States or New York State authorities nor shall there have occurred any material outbreak or escalation of hostilities or other national or international calamity of such magnitude in its effect on, or any material adverse change in, any financial market which, in each case, in the reasonable judgment of the Holder, makes it impracticable or inadvisable to purchase the Series D Preferred Stock and Warrants at the time of exercise.

     (e)  Mechanics  of  Exercise.

          (i) Authorization of Warrant Shares. The Company covenants that (a) all Series D Preferred Stock which may be issued upon the exercise of the purchase rights represented by this Preferred Stock Warrant will, when issued in accordance with the terms hereof, be duly authorized, validly issued, fully paid and nonassessable and free from all taxes, liens and charges in respect of the issue thereof (other than taxes in respect of any transfer occurring contemporaneously with such issue) and (b) the Warrants which may be issued upon exercise of the purchase rights represented by this Preferred Stock Warrant will, when issued in accordance with the terms hereof be duly authorized, executed and delivered by the Company and constitute binding obligations of the Company, enforceable in accordance with their terms.

          (ii) Charges, Taxes and Expenses. Issuance of the Series D Preferred Stock and Warrants shall be made without charge to the Holder for any issue or transfer tax or other incidental expense in respect of the issuance thereof, all of which taxes and expenses shall be paid by the Company.

     Section  3.  Certain  Adjustments.

     If as of the Termination Date there remain any unpurchased Units under the Preferred Warrant issued under the Purchase Agreement, and all of the Units for which this Preferred Stock Warrant was originally issued to the Holder on the Closing Date under the Purchase Agreement shall have been purchased either pursuant to the exercise of this Preferred Stock Warrant or upon exercise of the Company Option, then notwithstanding anything in this Preferred Stock Warrant to the contrary, the Preferred Stock Warrant shall become exercisable for additional Units calculated as follows: the total number of unpurchased Units of all Purchasers in the aggregate shall be multiplied by a fraction, the numerator of which shall be the Holder's Subscription Amount and the denominator of which shall be the sum of the Holder's Subscription Amount and the total Subscription Amounts of other Purchasers similarly situated (who have exercised their Preferred Stock Warrants in full) and any limits not purchased by such other Purchasers shall again be allocated pro rata using a like fraction to such of the Holder and such other Purchasers who elect to purchase any remaining Units. The Company shall notify the Holder on the Termination Date of the number of available Units and the number of such Units initially allocated to the Holder.

This Preferred Stock Warrant may be exercised for up to the full number of additional Units allocated to the Holder pursuant to the foregoing within five
(5) Trading Days from the receipt of the Company's notice as aforesaid and the Closing with respect to any such exercise shall take place within 15 Trading Days from the receipt of the Company's notice.

     Section  4.  Transfer  of  Warrant.

     (a) Transferability. This Warrant may only be assigned to an assignee of the Holder's rights under the Purchase Agreement and to a Person who assumes the Holders obligations under the Purchase Agreement, and otherwise in accordance with the Purchase Agreement.

     (b) Warrant Register. The Company shall register this Preferred Stock Warrant, upon records to be maintained by the Company for that purpose (the "Preferred Stock Warrant Register"), in the name of the record Holder hereof from time to time. The Company may deem and treat the registered Holder of this Warrant as the absolute owner hereof for the purpose of any exercise hereof or any distribution to the Holder, and for all other purposes, absent actual notice to the contrary.

     Section  5.  Miscellaneous.

     (a) No Rights as Shareholder Until Exercise. This Preferred Stock Warrant does not entitle the Holder to any voting rights or other rights as a shareholder of the Company prior to the exercise hereof. Upon the surrender of this Preferred Stock Warrant and the payment of the aggregate Exercise Price, the Series D Preferred Stock and Warrants so purchased shall be and be deemed to be issued to such Holder as the record owner of such shares and Warrants as of the Closing Date.

     (b) Loss, Theft, Destruction or Mutilation of Preferred Stock Warrant. The Company covenants that upon receipt by the Company of evidence reasonably satisfactory to it of the loss, theft, destruction or mutilation of this Preferred Stock Warrant, and in case of loss, theft or destruction, of indemnity or security reasonably satisfactory to it (which, in the case of the Preferred Stock Warrant, shall not include the posting of any bond), and upon surrender and cancellation of such Preferred Stock Warrant, if mutilated, the Company will make and deliver a new Preferred Stock Warrant of like tenor and dated as of such cancellation, in lieu of such Preferred Stock Warrant.

     (c) Saturdays, Sundays, Holidays, etc. If the last or appointed day for the taking of any action or the expiration of any right required or granted herein shall be a Saturday, Sunday or a legal holiday, then such action may be taken or such right may be exercised on the next succeeding day not a Saturday, Sunday or legal holiday.

     (d)  Authorized  Shares.

          (i) The Company covenants that during the period the Preferred Stock Warrant is outstanding, it will reserve from its authorized and unissued preferred stock a sufficient number of shares of preferred stock to provide for the issuance of the Series D Preferred Stock upon the exercise of any purchase rights under this Preferred Stock Warrant. The Company will take all such reasonable action as may be necessary to assure that such Series D Preferred Stock and Warrants may be issued as provided herein without violation of any applicable law or regulation, or of any requirements of the Trading Market upon which the Common Stock may be listed.

          (ii) Except and to the extent as waived or consented to by the Holder, the Company shall not by any action, including, without limitation, amending its articles of incorporation or through any reorganization, transfer of assets, consolidation, merger, dissolution, issue or sale of securities or any other voluntary action, avoid or seek to avoid the observance or performance of any of the terms of this Preferred Stock Warrant, but will at all times in good faith assist in the carrying out of all such terms and in the taking of all such actions as may be necessary or appropriate to protect the rights of Holder as set forth in this Preferred Stock Warrant against impairment. Without limiting the generality of the foregoing, the Company will (a) not increase the par value of any Series D Preferred above the amount payable therefor upon such exercise immediately prior to such increase in par value or increase the par value of its Common Stock above the exercise price of the Warrants issuable upon exercise of the Preferred Stock Warrant, (b) take all such action as may be necessary or appropriate in order that the Company may validly and legally issue fully paid and nonassessable Series D Preferred Stock upon the exercise of this Preferred Stock Warrant, and (c) use commercially reasonable efforts to obtain all such authorizations, exemptions or consents from any public regulatory body having jurisdiction thereof as may be necessary to enable the Company to perform its obligations under this Preferred Stock Warrant.

     (e) Jurisdiction. All questions concerning the construction, validity, enforcement and interpretation of this Preferred Stock Warrant shall be governed by and construed and enforced in accordance with the internal laws of the State of New York, without regard to the principles of conflicts of law thereof. The Company and the Holder agree that all legal proceedings concerning the interpretations, enforcement and defense of the transactions contemplated by this Preferred Stock Warrant (whether brought against one of them or its respective affiliates, directors, officers, shareholders, employees or agents) shall be commenced exclusively in the state and federal courts sitting in the City of New York. The Company and the Holder hereby irrevocably submit to the exclusive jurisdiction of the state and federal courts sitting in the City of New York, borough of Manhattan for the adjudication of any dispute hereunder or in connection herewith or with any transaction contemplated hereby or discussed herein (including with respect to the enforcement of this Preferred Stock Warrant), and hereby irrevocably waive, and agree not to assert in any suit, action or proceeding, any claim that it is not personally subject to the jurisdiction of any such court, that such suit, action or proceeding is improper or inconvenient venue for such proceeding. Each of the Company and the Holder hereby irrevocably waives personal service of process and consents to process being served in any such suit, action or proceeding by mailing a copy thereof via registered or certified mail or overnight delivery (with evidence of delivery) to such Person at the address in effect for notices to it under the Purchase Agreement and agrees that such service shall constitute good and sufficient service of process and notice thereof. Nothing contained herein shall be deemed to limit in any way any right to serve process in any manner permitted by law. Each of the Company and the Holder hereby waive all rights to a trial by jury. If either the Company or the Holder shall commence an action or proceeding to enforce any provisions of this Preferred Stock Warrant, then the prevailing party in such action or proceeding shall be reimbursed by the opposing party for its attorneys' fees and other costs and expenses incurred with the investigation, preparation and prosecution of such action or proceeding.

     (f) Restrictions. The Holder acknowledges that the Series D Preferred Stock and Warrants acquired upon the exercise of this Preferred Stock Warrant, if not registered, will have restrictions upon resale imposed by state and federal securities laws.

     (g) Nonwaiver and Expenses. No course of dealing or any delay or failure to exercise any right hereunder on the part of Holder shall operate as a waiver of such right or otherwise prejudice Holder's rights, powers or remedies. If the Company willfully and knowingly fails to comply with any provision of this Preferred Stock Warrant, which results in any material damages to the Holder, the Company shall pay to Holder such amounts as shall be sufficient to cover any costs and expenses including, but not limited to, reasonable attorneys' fees, including those of appellate proceedings, incurred by Holder in collecting any amounts due pursuant hereto or in otherwise enforcing any of its rights, powers or remedies hereunder.

     (h) Notices. Any notice, request or other document required or permitted to be given or delivered to the Holder by the Company shall be delivered in accordance with the notice provisions of the Purchase Agreement.

     (i) Limitation of Liability. No provision hereof, in the absence of any affirmative action by the Holder to exercise this Preferred Stock Warrant or purchase Series D Preferred Stock or Warrants, and no enumeration herein of the rights or privileges of Holder, shall give rise to any liability of Holder for the purchase price of any Series D Preferred Stock or Warrants or as a shareholder of the Company, whether such liability is asserted by the Company or by creditors of the Company.

     (j) Remedies. The Holder, in addition to being entitled to exercise all rights granted by law, including recovery of damages, will be entitled to specific performance of its rights under this Preferred Stock Warrant. The Company agrees that monetary damages would not be adequate compensation for any loss incurred by reason of a breach by it of the provisions of this Preferred Stock Warrant and hereby agrees to waive the defense in any action for specific performance that a remedy at law would be adequate.

     (k) Successors and Assigns. Subject to applicable securities laws, this Preferred Stock Warrant and the rights and obligations evidenced hereby shall inure to the benefit of and be binding upon the successors of the Company and the successors and permitted assigns of Holder. The provisions of this Preferred Stock Warrant are intended to be for the benefit of all Holders from time to time of this Preferred Stock Warrant and shall be enforceable by any such Holder.

     (l) Amendment. This Preferred Stock Warrant may be modified or amended or the provisions hereof waived by a written instrument signed by each of the Company and the Holder.

     (m) Severability. Wherever possible, each provision of this Preferred Stock Warrant shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Preferred Stock Warrant shall be prohibited by or invalid under applicable law, such provision shall be ineffective to the extent of such prohibition or invalidity, without invalidating the remainder of such provisions or the remaining provisions of this Preferred Stock Warrant.

     (n) Headings. The headings used in this Preferred Stock Warrant are for the convenience of reference only and shall not, for any purpose, be deemed a part of this Preferred Stock Warrant.

                              ********************

IN WITNESS WHEREOF, the Company has caused this Preferred Stock Warrant to be executed by its officer thereunto duly authorized.

Dated:  January  13,  2006

SpaceDev,  Inc.


By:    /s/  Richard  B.  Slansky
      -------------------------------------------
Name:  Richard  B.  Slansky
Title: President  and  Chief  Financial  Officer

                               NOTICE OF EXERCISE

TO:     SpaceDev,  Inc.

     (1) The undersigned hereby elects to purchase ________ Units of the Company pursuant to the terms of the Preferred Stock Warrant dated _______________, and subject to the satisfaction of the conditions to Closing, shall tender herewith payment of the exercise price in full at the Closing which shall be on
___________________________.

     (2)  Payment  shall  take  the  form  of  (check  applicable  box):

     [  ]  in  lawful  money  of  the  United  States;  or

     (3) Please issue the Series D Preferred Stock and the Warrants in the name of the undersigned or in such other name as is specified below:

         ----------------------------------------------
         ----------------------------------------------
         ----------------------------------------------

     (4) Accredited Investor; Investor Representation. The undersigned is an "accredited investor" as defined in Regulation D promulgated under the
Securities Act of 1933, as amended. The undersigned represents and warrants that the shares of Common Stock to be issued upon exercise hereof are being acquired solely for the account of the undersigned and not as a nominee for another Person and that the undersigned will not offer, sell or otherwise dispose of any such shares of Common Stock except under circumstances that are not in violation of the Securities Act of 1933, as amended or any applicable state securities laws.

[SIGNATURE  OF  HOLDER]

Name  of  Investing  Entity:
                            ----------------------------------------------------
Signature  of  Authorized  Signatory  of  Investing  Entity:
                                                           ---------------------
Name  of  Authorized  Signatory:
                                 -----------------------------------------------
Title  of  Authorized  Signatory:
                                 -----------------------------------------------
Date:
     ---------------------------------------------------------------------------